Exhibit 99.1

NASDAQ: HBIO Harvard Bioscience Investor Overview March 202 6

Forward-Looking Statements & Non-GAAP Financial Information

Forward Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" and similar expressions or statements that do not relate to historical matters. Forward-looking statements include, but are not limited to, information concerning expected future financial and operational performance including revenues, gross margins, adjusted EBITDA and EBITDA margin, cash and debt position, growth and the introduction of new products, and the strength of the Company's market position and business model and anticipated macroeconomic conditions. Forward-looking statements are not guarantees of future performance and involve known and unknown uncertainties, risks, assumptions, and contingencies, many of which are outside the Company's control. Risks and other factors that could cause the Company's actual results to differ materially from those described its forward-looking statements include those described in the "Risk Factors" section of the Company's most recently filed Annual Report on Form 10-K as well as in the Company's other filings with the Securities and Exchange Commission. Forward-looking statements are based on the Company's expectations and assumptions as of the date of this document. Except as required by law, the Company assumes no obligation to update forward-looking statements to reflect any change in expectations, even as new information becomes available.

Use of Non-GAAP Financial Information

This document contains non-GAAP financial information, including one or more of adjusted operating income (loss), adjusted operating margin, adjusted net income (loss), adjusted EBITDA, adjusted EBITDA margin, diluted adjusted earnings (loss) per share, and net debt. We believe that this non-GAAP financial information provides investors with an enhanced understanding of the underlying operations of our business. For the periods presented, these non-GAAP financial measures have excluded certain expenses and income resulting from items that we do not believe are representative of the underlying operations of the business. Items excluded include stock-based compensation, amortization of intangibles related to acquisitions, other operating expenses, goodwill impairment, interest and other expenses, net, loss on pension settlement, loss on equity securities, income taxes, and the tax impact of reconciling items. Management believes that this non-GAAP financial information is important in comparing current results with prior period results and is useful to investors and financial analysts in assessing the Company's operating performance.

Historical non-GAAP financial information included herein is accompanied by a reconciliation to the nearest corresponding GAAP measure, which is included below.

With respect to non-GAAP forward-looking measures, we provide an outlook for adjusted EBITDA margin. Many of the items that we exclude from this forward-looking measure calculation may not be subject to the control of or may not be reliably predicted by management. These items could cause our non-GAAP forward looking measures to vary materially from measures reported under GAAP.

The non-GAAP financial information provided in this document should be considered in addition to, not as a substitute for, the financial information provided and presented in accordance with GAAP and may be different than other companies' non-GAAP financial information.

HBio

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“Accelerating drug development through human - relevant translational tools” Vision 3

Harvard Bioscience By The Numbers $ 87 M Revenue FY25 58 % Adj. Gross Margin FY25 $ 8M Adj . EBITDA FY25 5 4 % R ecurring R evenue (path to 60%+) #1 or #2 in 7 of 10 product lines 10,000+ C ustomers Harvard Bioscience builds tools that power translational research across drug discovery & preclinical development Guiding 2 - 4% growth in FY26 Guiding 58 - 60% in FY26 Guiding 6 - 10% growth in FY26 4 FY25 revenue more than 1.5x company enterprise value* *Enterprise value as of 3/13/26

Recent Actions ✔ New Executive Leadership: Appointed John Duke CEO effective July 2025 & made Mark Frost permanent CFO in March of 2026 ✔ Debt Refinancing: E xtended debt maturity to 2029, reduced annual debt service generating $3 million in annual cash savings, & enhanced financial flexibility to support long term growth objectives & BroadOak made $7.5M investment in convertible notes ✔ Expanded Board of Directors: Appointed Rob Gagnon & Seth Benson effective July 2025, Stephen DeNelsky effective September 2025, BroadOak Partner Bill Snider effective December 2025 ✔ Strategic Consolidation: Streamlining production footprint & improving manufacturing efficiency through phased closure of Holliston, MA plant – expected to deliver approximately $3 million of adjusted EBITDA improvement in 2027 and $4 million of improvement beginning in 2028 5 ✔ Focused Strategic Direction: Announced focus on Translational Science products in February 2026

Investment Highlights: Strong Foundation Poised for Growth Market Leadership with Structural Tailwinds #1 preclinical telemetry franchise for 35+ years, & early organoid leadership Blue - Chip Customer Base Selling to diverse, blue - chip customer base on a global scale Recurring Revenue, High Margins & Positive Cash Flow Software, consumables, installed base drive visibility & margin expansion on products with high barrier to entry, generating increased cash for the Company Differentiated New Product Innovation (NPI) Pipeline MeshMEA , SoHo , Incub8 extend leadership into high - growth adjacencies New Management & BoD Refocused management team with deep experience supported by technically deep employee base & refreshed board of directors Strengthened Balance Sheet & Streamlined Operations Refinancing & manufacturing consolidation unlock operating leverage 6

Key Strategic Pillars: The New Harvard Bioscience Historically known as life sciences tools company, becoming pure play Translational Science Tools company Positioning Company For Long - Term Growth Integrate in vivo telemetry with in vitro organoid platforms Scale High - Margin Innovation Advance differentiated NPI in telemetry, electrophysiology, & organoids Expand Recurring Revenue Mix Grow consumables, software, & services attached to installed base Operate with Discipline Use preclinical cash flows to fund R&D, margin expansion, & bolt - ons Lead the Translational Bridge 7

An Evolving Translational Science Market

Regulatory, scientific, & economic shift in drug development

- **Regulators usher in new tools**: FDA, EMA, & other global regulators are actively pushing the adoption of New Approach Methodologies (NAMs)
  - NAMs are human relevant technologies geared to reduce failure rates in drug discovery – currently, over 90% of drugs that pass animal trials fail in human trials
- **Scientific tailwinds**: NAMs have demonstrated a technical improvement in modeling biologic outcomes
  - The FDA is encouraging submission of NAMs data, in addition to animal data, for new drug applications, which creates an additional market for our products
- **Innovation continues**: Next-gen organoid & 3D systems rapidly advance

HBIO is uniquely positioned to lead during this transition

- **Decades-long pre-clinical tools leadership**: deep industry relationships with biopharma, CROs, regulators, & research institutions
- **Workflow coverage**: Products span across the translational science space from foundational tools to the latest NAM technologies (MeshMEA™)
- **Installed advantage**: Millions of products sold to thousands of customers around the globe & across the drug development ecosystem

$10B+
Translational Tools Market

HBio 8

Leading Reputation , with Multiple Competitive Advantages A differentiated platform with durable market leadership 9 Breadth Across the Translational Workflow ▪ Only provider spanning in vivo telemetry & in vitro organoid platforms ▪ Enables standardized data & cross - selling across development stages Creates durable market leadership, strong pricing power, & long - term revenue visibility First - Mover & Technology Leadership ▪ Category - defining MeshMEA & decades of electrophysiology expertise ▪ Continuous innovation extending leadership into high - growth markets Sticky Installed Base & Recurring Revenue ▪ Mission - critical software embedded in regulated customer workflows ▪ High switching costs with growing consumables & service revenue Robust Data & Brand Equity ▪ Proprietary platforms validated in CRO & pharma environments ▪ Long - standing relationships & strong scientific reputation

Global Footprint & Distribution – Built to Scale Efficiently

A global operating platform with embedded growth leverage

- Strong commercial organization with 45 highly technical, deeply knowledgeable direct sales representatives
- Considerable manufacturing flexibility across five facilities adequately covers NA, EMEA, & Asia
- JD Edwards ERP system consolidation (completed in 2024) improved sales & operations planning
- Streamlining production footprint & improving manufacturing efficiency through phased closure of Holliston, MA plant


BIOPRODUCTION
Cambridge, UK
CELLULAR & MOLECULAR
Stuttgart, Germany
PRECLINICAL SYSTEMS
Minneapolis
CELLULAR & MOLECULAR
Boston
Core Operating Site
Sales Office / Small Centers of Excellence

*Headcount is approximate.

	12-31-24	12-31-25
Employees*	354	339
Product Lines	10	10
Sites	8	8

Note: Headquarters moving to Minneapolis in 1Q27; Additional manufacturing sites in Sweden, Barcelona, and Freiburg

HBio
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Blue-Chip Customers Across Multiple Revenue Streams

ACADEMIC RESEARCH

50% of 2025 Revenue

Who

MGH 1811, Mayo Clinic, Duke University, University of Oxford, University of Cambridge, Vanderbilt, CDC (Centers for Disease Control and Prevention), UCSF (University of California San Francisco)

What

- Scientific Research labs primarily government & grant funded
- Early discovery of new novel drugs & compounds for therapies & vaccines
- Advanced cellular testing & gene editing

Why

Breakthrough technologies & applications drive innovation

BIOTECH, PHARMACEUTICAL

28% of 2025 Revenue

Who

AstraZeneca, Regeneron, GSK, Pfizer, Bayer, Merck, Lilly, AbbVie, Novartis, Sanofi

What

- Perform early discovery & then transition from discovery through preclinical regulatory & on to production
- Leverage discoveries from academics & biotech's
- Bridge to bio-production

Why

Reduced development cycle time drives BioPharma revenue growth

CONTRACT RESEARCH ORGANIZATIONS

22% of 2025 Revenue

Who

Charles River, Labcorp, Medicilon 美迪西生物医药, WuXi AppTec, Inotiv, Battelle, Altasciences

What

- Preclinical studies to determine safety & efficacy of new pharmaceuticals
- Pharmaceutical companies are outsourcing significant preclinical activities to CROs

Why

Reduced test cycle-time drives CROs revenue growth

Note: Logos reflects subset of blue-chip recurring customers.

HBio 11

CHANNEL REVENUE MIX 2025 REVENUE BY SALES CHANNEL Direct Sales 6 1 % Distributors 3 9 % EMEA 38 % APAC 20 % SALES FORCE GEOGRAPHY 2025 SALES REPS BY REGION 12 Direct Sales Force Complemented by Key Distributors for Global Reach ▪ Effective direct sales channel supported by 45 highly technical, deeply knowledgeable direct sales representatives ▪ Global reach with strategic geographic mix based on sales & distribution footprint ▪ Signed Fisher North America agreement in August 2025, which increases customer access ▪ Working to sign similar agreement with another distributor in 2026, which would expand reach into large pharma AMERICAS 42%

▪ Leading provider of products across the drug development cycle, spanning research & discovery, bioproduction & preclinical testing ▪ Diversified offerings that span the gamut of preclinical workflows & applications ▪ Top - tier market positions across the majority of product lines 13 Research & Discovery Preclinical Safety & Toxicology CELLULAR TESTINGS COMPOUND CREATION CLINICAL SMALL MODEL SAFETY/TOXICOLOGY LARGE / NHP MODEL SAFETY/TOX ICOLOGY Bio - Production Regulatory Report Low Yield ORGANOIDS LARGE POPULATION Drug Discovery Life Cycle & Where We Fit In Preclinical Systems Products Cellular & Molecular Technology (CMT) Products Amino Acid Analyzers Broad Portfolio Serves as One Stop Shop for Customers

14 Industry’s first platform for long - term functional recording inside living organoids ▪ Enables continuous neuro & cardiac data over weeks to months Earlier safety & efficacy insights versus traditional animal models ▪ Improves compound selection while reducing development time & cost Integrated hardware, consumables, & advanced analysis software ▪ Creates high switching costs & expanding recurring revenue streams MCS Software Platform MeshMEA TM MEA2100 Mini System Organoids & MeshMEA : Powering Shift to Human - Relevant Discovery FIRST & DIFFERENTIATED FASTER & MORE PREDICTIVE RECURRING & HIGH - MARGIN Incub8 TM System

NPI Pipeline Provides High Growth Opportunities

STRENGTHEN THE BASE: MARKET LEADERSHIP & PROFITABLE GROWTH

PRECLINICAL   CMT

- Ponemah^{TM} Enterprise Data Acquisition/Analysis GLP
- Introduced 2nd release of SoHo shared housing implantable telemetry system to extend leadership in wireless telemetry



- Introduced VivaMARS^{TM} high-volume GLP behavioral system



- Well established cellular/molecular/inhalation-respiration technologies for research/discovery
- Recurring revenue streams from consumables, software & services

HIGH-GROWTH PLATFORMS: FROM INVESTMENT TO IMPACT

Bio-Production

CMT

- BTX® electroporation / electrofusion system



- Supports latest applications in cell & gene editing, cell & gene therapy (CGT)



- Introduced BTX & Amino Acid Analysis for bioproduction



In-Vitro Organoid Apps

CMT - ORGANOIDS

- Introduced breakthrough MeshMEA^{TM} organoid platform



- Leverages leadership position in advanced electrophysiology with Incub8^{TM} platform
- Adapts leading MEA technology to emerging organoid applications in neuro & cardiac safety toxicology

HBio 15

16 ▪ 54% recurring revenue in 2025 ▪ Clear path to 60% recurring revenue ▪ Focusing NPI on resources & investments on higher - margin consumables service & software 46% 54% ▪ Improvement d riven by cost reductions to date ▪ Maintaining cost discipline & operational efficiency going forward ▪ Differentiated & innovative high - margin platforms such as SoHo telemetry, & proprietary MeshMEA & Incub8 platforms 46% non - recurring equipment revenue 54 % recurring consumables, software & services revenue Note: represents full year 2025 revenue mix ▪ Cash generation driven by operational improvements ▪ Manufacturing consolidation expected to unlock additional efficiencies ▪ Additional cash will provide opportunity to invest in innovation Recurring Revenue High Gross Margin Positive Cash Flow Recurring Revenue, Strong Margins & Cash Generation

17 Revenue Breakout by Geography & Segment % of FY25 Revenue FY25 FY24 4Q25 4Q24 HBIO Revenue 49% $42.2M $45.3M $11.0M $11.3M Americas $15.9M $18.4M $3.9M $4.0M CMT $26.3M $27.0M $7.1M $7.3M Pre - Clinical 31% $26.7M $28.4M $7.5M $8.5M EMEA $16.5M $18.4M $4.7M $5.4M CMT $10.2M $10.0M $2.8M $3.2M Pre - Clinical 20% $17.6M $20.4M $5.2M $4.8M APAC $7.7M $9.3M $2.1M $2.1M CMT $9.9M $11.1M $3.2M $2.6M Pre - Clinical $86.6M $94.1M $23.7M $24.6M HBIO Total NIH/ACA funding drove US Sequential improvements: ▪ Americas CMT 4Q YoY decreases driven by lower academic sales. Pre - clinical 4Q YoY decrease driven by lower pharma sales. EMEA grew Sequentially with lower YoY Sales ▪ EMEA CMT & Pre - clinical 4Q YoY decreases were driven by lower academic sales. APAC increase driven by China clarity & Year End Stocking ▪ APAC CMT 4Q YoY decreases due to lower partnership distribution sales. Pre - clinical 4Q YoY increase driven by increased partnership distribution sales.

$ Million except per share data 18 * Non - GAAP measure, see Slide 27 - 29 for reconciliation to GAAP financial measures 4Q25 Financial Metrics (GAAP except where noted) GAAP ADJUSTED $0.00 $0.00 $14.0 $14.2 $3.0 $3.8

$ Million except per share data 19 FY25 Financial Metrics (GAAP except where noted) GAAP ADJUSTED $0.00 $54.8 $49.9 $7.2 $8.1 * Non - GAAP measure, see Slide 27 - 29 for reconciliation to GAAP financial measures

20 REVENUE ADJ. EBITDA ADJ. GROSS MARGIN 1Q26 Revenue between $20.0M - $22.0M FY26 Revenue growth between 2% - 4% 1Q26 Adj. GM between 57.0% - 59.0% FY26 Adj. GM between 58% - 60% 1Q26 Adj. EBITDA between $1.0M - $2.2M FY26 Adj. EBITDA growth between 6% - 10% Outlook

Investment Highlights: Strong Foundation Poised for Growth Market Leadership with Structural Tailwinds #1 preclinical telemetry franchise for 35+ years, & early organoid leadership Blue - Chip Customer Base Selling to diverse, blue - chip customer base on a global scale Recurring Revenue, High Margins & Positive Cash Flow Software, consumables, installed base drive visibility & margin expansion on products with high barrier to entry, generating increased cash for the Company Differentiated New Product Innovation (NPI) Pipeline MeshMEA , SoHo , Incub8 extend leadership into high - growth adjacencies New Management & BoD Refocused management team with deep experience supported by technically deep employee base & refreshed board of directors Strengthened Balance Sheet & Streamlined Operations Refinancing & manufacturing consolidation unlock operating leverage 21

22 Additional Product Portfolio Details 22

Diversified Platform Powering the Full Translational Workflow

Two complementary engines covering critical stages of drug discovery through preclinical development while driving cash flow today & growth tomorrow

Preclinical Systems

Market Leadership & Cash Generation

- ✓ Global leader in implantable & external telemetry for safety pharmacology & toxicology
- ✓ Mission-critical data acquisition & regulatory-ready software platforms
- ✓ High recurring revenue from software, consumables, & long-term customer relationships
- ✓ Cash flow foundation funding innovation & expansion across the portfolio



54%
46%

~$47M FY25A Rev.

~$40M FY25A Rev.

Cellular & Molecular Technology (CMT)

Innovation & High-Growth Applications

- ✓ Positioned at the center of NAM adoption & human-relevant research models
- ✓ Leading electrophysiology platforms supporting discovery, translational, & organoid research
- ✓ First-of-its-kind MeshMEA™ system enabling long-term organoid data acquisition
- ✓ Expanding into gene editing, bioproduction, & next-generation in vitro workflows

HBio
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Pre-Clinical Systems Products

Inhalation / Respiratory



Collects basic respiratory endpoints & performs lung function analysis

VivaMARS™ Neuro-Behavioral System



High-capacity behavior Assessment

New: SoHo™ Implantable Telemetry System



Measurement of biopotentials in small lab animals

Maximize data output while minimizing costs

Captures physiological data from freely moving animals within social groups

Implantable / External Telemetry



Includes small & large animal applications

Ponemah Data Management

Software designed for optimal data acquisition & analysis

Denotes New Products



Research & Discovery
Preclinical Safety & Toxicology
Bio-Production
Regulatory Report
COMPOUND CREATION
CELLULAR TESTINGS
ORGANOIDS
LARGE POPULATION
Low Yield
SMALL MODEL SAFETY/TOXICOLOGY
LARGE / NHP MODEL SAFETY/TOX
CLINICAL

HBio 24

Cellular & Molecular Technology (CMT) Products



Research & Discovery
Preclinical Safety & Toxicology
Bio-Production
Regulatory Report
COMPOUND CREATION
CELLULAR TESTINGS
ORGANOIDS
LARGE POPULATION
Low Yield
SMALL MODEL SAFETY/TOXICOLOGY
LARGE / NHP MODEL SAFETY/TOX
CLINICAL

BTX® Electroporation / Electrofusion



Electroporation technology bridges from therapy to production

Cellular Platforms (MEA / Patchclamp)



Precision Electrophysiology

First: MeshMEA Organoid Platform



In-Vitro Electrophysiology Analysis

Reduce test time/cost, increase yield

Neuro & cardiac longitudinal studies

Perfect for New Approach Methodologies (NAMs)

Spectrophotometers



Composition analysis to support molecular testing

High Precision Syringe Pumps



Injection & perfusion applications

Amino Acid Analyzers



Protein analysis of buffers & solutions

Denotes New Products

HBio 25

26 Non - GAAP Reconciliation Tables 26

27 (1) Other operating expenses for the year ended December 31, 2025, were $0.7 million, including a fee of $0.5 million in connecti on with the receipt of employee retention tax credits and restructuring costs of $0.2 million in connection with headcount reductions. Other operating expenses for the ye ar ended December 31, 2024, were $1.6 million, including $0.8 million in connection with headcount reductions, a fee of $0.5 million in connection with the receipt of employee retention tax credits, and $0.3 million related to settlement of an unclaimed property audit. Other operating expenses for the three months ended December 31, 2025 i ncl udes $0.2 million of commission feed paid in connection with the receipt of employee retention credits. Other operating expenses for the three months ended Decemb er 31, 2024 includes $0.2 million of restructuring charges. Non - GAAP Reconciliation Table – Adjusted Operating Income Three Months Ended Three Months Ended Twelve Months Ended Twelve Months Ended 12/31/2025 12/31/2024 12/31/2025 12/31/2024 GAAP operating income (loss) $ 1,710 $ 11 $ (48,580) $ (6,211) Stock-based compensation 459 961 1,855 4,340 Acquired asset amortization 850 1,257 4,027 5,255 Goodwill impairment - - 47,951 - Other operating expenses (1) 217 217 729 1,611 Other adjustments 46 42 181 299 Adjusted operating income $ 3,282 $ 2,488 $ 6,163 $ 5,294 Operating margin 7.2% 0.0% (56.1%) (6.6%) Adjusted operating margin 13.8% 10.1% 7.1% 5.6%

28 (1) Other operating expenses for the year ended December 31, 2025, were $0.7 million, including a fee of $0.5 million in connecti on with the receipt of employee retention tax credits and restructuring costs of $0.2 million in connection with headcount reductions. Other operating expenses for the year ended December 31, 2024, we re $1.6 million, including $0.8 million in connection with headcount reductions, a fee of $0.5 million in connection with the receipt of employee retention tax credits, and $0.3 million related to settlement of an unclaimed property audit. Other operating expenses for the three months ended December 31, 2025 includes $0.2 million of commission feed paid in connection with the receipt of employee re tention credits. Other operating expenses for the three months ended December 31, 2024 includes $0.2 million of restructuring charges. (2) Adjusted income taxes includes the tax effect of adjusting for the reconciling items using the tax rates in the jurisdictions in which the reconciling items arise. Non - GAAP Reconciliation Table – Adjusted EBITDA Three Months Ended Three Months Ended Twelve Months Ended Twelve Months Ended 12/31/2025 12/31/2024 12/31/2025 12/31/2024 GAAP net loss $ (2,847) $ 18 $ (56,700) $ (12,405) Stock-based compensation 459 961 1,855 4,340 Acquired asset amortization 850 1,257 4,027 5,255 Goodwill impairment - - 47,951 - Other operating expenses (1) 217 217 729 1,611 Loss on pension settlement 1,233 - 1,233 - Other adjustments 46 42 181 299 Loss on equity securities - - - 1,593 Income taxes (11) 191 (277) 568 Adjusted net (loss) income (53) 2,686 (1,001) 1,261 Depreciation & amortization 501 503 1,918 1,902 Interest and other expense, net 3,681 (579) 7,573 3,861 Adjusted income taxes (2) (346) 381 (409) 172 Adjusted EBITDA $ 3,783 $ 2,991 $ 8,081 $ 7,196 Adjusted EBITDA margin 15.9% 12.2% 9.3% 7.6%

29 Non - GAAP Reconciliation Table – Adjusted EPS & Net Debt 2025 2024 Debt, including unamortized deferred financing costs $ 35,870 $ 36,956 Unamortized deferred financing costs 4,130 394 Cash and cash equivalents (8,614) (4,108) Net debt $ 31,386 $ 33,242 December 31,

30